SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS CROCI® U.S. VIP
Class A
The following changes are effective on or about December 1, 2019:
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the summary section of the fund’s prospectus.
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/1/1996	-10.50	1.63	8.02
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-8.27	5.95	11.18
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		-4.38	8.49	13.12
The Russell 1000® Value Index has replaced the S&P 500® Index as the fund's primary benchmark index. The Advisor believes that the new index better represents the fund's investment strategy and is therefore more suitable for performance comparison.
The following disclosure is added under the “ADDITIONAL INDEX INFORMATION” heading in the “APPENDIX” of the fund’s prospectus.
Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest US domiciled companies that are included in the Russell 1000® Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-120